UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): December 31, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                        Pharmaceutical HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

        DELAWARE                        333-92161                 13-5674085
(State or other jurisdiction of         333-95805              (I.R.S. Employer
     incorporation)                 Commission File Number   Identification No.)
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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

           (c)  Exhibits

                99.1 Pharmaceutical HOLDRS Trust Prospectus dated October 25,
                     2004 updating the Prospectus dated July 7, 2003.

                99.2 Pharmaceutical HOLDRS Trust Prospectus Supplement dated
                     December 31, 2004 to Prospectus dated October 25, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                                SMITH INCORPORATED

Date: January 31, 2005                      By: /s/ MITCHELL M. COX
                                                ---------------------------
                                                Name:  Mitchell M. Cox
                                                Title: Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
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(99.1) Pharmaceutical HOLDRS Trust Prospectus dated October 25, 2004 updating the Prospectus dated July 7, 2003.

(99.2) Pharmaceutical HOLDRS Trust Prospectus Supplement dated December 31, 2004 to Prospectus dated October 25, 2004.